Exhibit 99.1

Fourth Quarter 2011
Earnings Conference Call

March 7, 2012
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Q4 and Fiscal 2011 Highlights
Fourth Quarter 2011 compared to Fourth Quarter 2010
•    Revenue totaled $39.6 M, -5%
 – Fiber and data revenue +7%
 – Equipment sales down 28%, equipment support services
 revenue +15%
•    Operating income totaled $3.6 M
•    Net income totaled $1.4 M, EPS was $0.11

Fiscal 2011 compared to Fiscal 2010
• Revenue totaled $163.5 M, +1% (+4%*)
• Net income totaled $9.2 M, -24% (+11%*)
• Operating Income was $19.7 M, -6% (+5%*)
• Fiber and Data revenue of $45.9 M, + 2% (+14%*)
* (Normalized, excludes non-recurring 2010 fiber construction project revenue and 2010 -11 tax reserve releases.)

$41.8
$45.2
$39.6
Q4 '10
Q3 '11
Q4 '11

$139.1
$162.2
$163.5
2009
2010
2011

Consolidated Revenue
Q4 ’11 compared to Q4 ’10
• Equipment revenue -22%
• Fiber and data revenue +7%
 (+13% when excluding the Q4-2010
 fiber construction project revenue)
• Broadband revenue +2%
2011 compared to 2010
• Revenue +1% (+4% excluding
 2010 fiber construction project)

($ in millions)

Network Access 14%
Local Service 9%
Other Telecom 8%
Broadband 12%
Equipment 24%
Equipment Services 5%
Fiber & Data 28%

HickoryTech

5

69% of 2011 revenue is from Business & Broadband Services;
less reliance on regulated telecom revenue

Revenue Diversification

Earnings and Income

Diluted EPS
$0.86
$0.52
$0.91
$0.71
$0.69
$0.66
2009
2010
2011

$39.9
$43.1
$40.7
$43.3
2009
2010
2011

HickoryTech

• 2011 EPS declined 7% compared t0
 2010 when excluding the 2010 tax
 reserve release*
• 2011 EBITDA increased 6%
 compared to 2010 when excluding
 the 2010 fiber project.*
($ in millions)
EBITDA (as defined by our credit agreement)

*Excludes tax reserve releases
*Excludes the fiber construction project

before intersegment eliminations
$31.7
$45.2
$40.2
$45.9
2009
2010
2011

$37.4
$47.5
$48.9
2009
2010
2011

HickoryTech

Business Sector
2011 compared to 2010
• Revenue up 2%
• Excluding the fiber construction project in 2010
 revenue was up 14% from organic growth
2011 compared to 2010
• Equipment sales stable, up 1%
• Equipment support services up 12%
($ in millions)

Excludes fiber construction project
Equipment Revenue
Fiber and Data Revenue

Telecom Revenue

$71.6
$72.0
$71.1
2009
2010
2011

$17.0
$18.8
$20.4
2009
2010
2011

HickoryTech

Telecom Sector
2011 compared to 2010
•Stable Telecom revenue
•Broadband revenue up 8%
•Network Access revenue down 3% and
Local Service revenue down 6%
2011 compared to 2010
•Business Ethernet and data sales strong
•Broadband residential markets maturing
Broadband Revenue (within Telecom Sector)
($ in millions)
before intersegment
eliminations

$129.2
$127.0
$120.5
$119.0
$120.2
$129.0
$125.4
$118.1
$118.9
$107.2
2007
2008
2009
2010
2011

HickoryTech

Debt Balance
($ in millions)
Net debt was $107.2 million at 12/31/11, a $11.7 million improvement from 12/31/10

Net Debt Balance
Total Debt Balance

($ in millions)
$43.3
$4.9
$21.4
$(2.4)
$7.3
$12.1
EBITDA
Interest Expense
Capex (net of broadband grant received)
Cash Taxes (Refund)
Dividend Payment
Excess Cash

10

2011 Free Cash Flow
Free Cash Flow = $19.4 M
Dividend Payout is
38%

IdeaOne Acquisition Close
Close Date	March 1, 2012 - IdeaOne will be included in the Fiber & Data Segment for 10 mos. of 2012
Transaction price	$28 million, cash transaction with routine adjustments for capital expenditures and working capital adjustments
Financing structure	$22 M of new term debt under existing credit facility plus $6 M cash
Approximate transaction multiples	2.3x 2011 IdeaOne Revenue 5.8x 2011 IdeaOne EBITDA
Integration status	In progress, to be completed by Q3-2012
Fiber network	225 fiber route miles, 650 lit buildings,
Employees	40 based in Fargo, No. Dakota

Fiber Network Expansion

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Sandstone
Hinckley
Pine City
Fergus Falls
Alexandria
St. Cloud
North Branch
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Greater Minnesota Broadband
Collaborative Project
•Phase 1 extends fiber network from
St. Paul to Duluth, Minn. / Superior, Wisc.
Majority of project was completed in 2011
•Phase 2 will extend fiber from Brainerd, Minn.
to Fargo, N.D.
Construction to begin in 2012
•Project will be completed by Aug. 2013

Revenue	• $177 M to $183 M
Net Income	• $7.6 M to $8.6 M
Diluted EPS	• $0.57 to $0.64 per share
Capital Spending	• $25 M to $29 M
EBITDA	• $46 M to $48 M
Debt (Year end)	• $141 to $144 M

HickoryTech

2012 Fiscal Outlook

Outlook provided in Q4 earnings release on March 6, 2012.

Strategic Initiatives
• Focus on growing business services:
 ➢ Fiber network expansion
 ➢ Accelerated SMB market plan
 ➢ Target last-mile fiber builds
 ➢ Construction of broadband stimulus project
• Grow broadband services (Digital TV, DSL, data services)
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and reduce debt in long term

Grow Business Services, Invest for Growth

Grow Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow

HickoryTech

Key Strategic Initiatives

Strategic Growth through organic and external growth

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Strengths
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Increased dividend in 2011 and 2010
Experienced company with 114-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on doubling the value of HickoryTech by
growing EBITDA, strategic services, managing debt

Appendix

(Dollars in thousands)

(Dollars in thousands)	Three Months Ended Dec 31, 2011		Twelve Months Ended Dec 31, 2011	
Reconciliation of net income to EBITDA[1]:				
Net income	$	1,430	$	9,237
Add:				
Depreciation		5,812		22,702
Amortization of intangibles		89		354
Interest expense		1,315		4,885
Taxes		913		5,596
Acquisition related expenses		510		510
EBITDA	$	10,069	$	43,284

EBITDA	$	10,069	$	43,284
Revenue		39,564		163,538
EBITDA Margin		25.4%		26.5%

(Dollars in thousands)	Twelve Months Ended December 31					
	2011		2010		2009	
Reconciliation of net income to EBITDA[1]:						
Net income	$	9,237	$	12,094	$	11,273
Add:						
Depreciation		22,702		21,665		20,176
Amortization of intangibles		354		357		1,001
Interest expense		4,885		4,914		6,918
Taxes		5,596		4,033		499
Acquisition related expenses		510		-		-
EBITDA	$	43,284	$	43,063	$	39,867

HickoryTech

Reconciliation of Non-GAAP Measures

1 EBITDA, a non-GAAP financial measure, is as defined in our credit agreement

Appendix

(Dollars in thousands)

(Dollars in thousands)	Three months ended			
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011
Reconciliation of net income to EBITDA[1]:				
Net income	$ 1,430	$ 2,971	$ 2,694	$ 2,142
Add:				
Depreciation	5,812	5,706	5,593	5,591
Amortization of intangibles	89	88	89	88
Interest expense	1,315	1,487	1,015	1,068
Taxes	913	1,910	1,307	1,466
Acquisition related expenses	510	-	-	-
EBITDA	$ 10,069	$ 12,162	$ 10,698	$ 10,355

Debt to EBITDA ratio	
Total outstanding debt as of December 31, 2011	$ 120,235
EBITDA for the last (4) consecutive fiscal quarters as presented above	43,284
Debt to EBITDA ratio as of December 31, 2011	2.78

(Dollars in thousands)	Year Ending Dec. 31, 2012 Guidance Range	
Reconciliation of net income to 2011 EBITDA[1] guidance:	Low	High
Projected net income	$ 7,600	$ 8,600
Add back:		
Depreciation and amortization	27,400	27,200
Interest expense	5,800	6,200
Taxes	5,200	6,000
Projected EBITDA guidance	$ 46,000	$ 48,000

HickoryTech

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

Reconciliation of net income to net income without release of income tax reserve & fiber construction project:	Twelve Months Ended December 31 2011	Twelve Months Ended December 31 2010
Net income	$ 9,237	$ 12,094
Deduct: Income tax reserve release	406	2,726
Deduct: Fiber Construction Project		1,378
Net income excluding income tax reserve release	$ 8,831	$ 7,990

(Dollars in thousands)

Reconciliation of net debt:	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Debt obligations, net of current maturities	$ 118,828	$ 114,067	$ 119,871	$ 125,384	$ 128,475
Current maturities of long-term obligations	1,407	4,892	620	1,621	731
Total Debt	120,235	118,959	120,491	127,005	129,206
Less:					
Cash and cash equivalents	13,057	73	2,420	1,626	171
Net Debt	$ 107,178	$ 118,886	$ 118,071	$ 125,379	$ 129,035

HickoryTech

Appendix

Reconciliation of Non-GAAP Measures
(Dollars in thousands)